Exhibit 99.01

AMENDMENT NO. 3 TO

PREFERRED STOCK RIGHTS AGREEMENT

This Amendment No. 3 dated as of August 17, 2006 (this “Amendment”) is to the Preferred Stock Rights Agreement originally dated as of September 4, 2002 and amended and restated as of October 8, 2002, as amended by that certain Amendment No. 1 dated as of February 14, 2003 and that certain Amendment No. 2 dated as of March 15, 2005 (collectively the “Rights Agreement”), between Natus Medical Incorporated, a Delaware corporation (the “Company”), and the Rights Agent (as defined below). Terms not defined herein have the meanings assigned to them in the Rights Agreement.

WHEREAS, the Company has previously approved the appointment of Wells Fargo Bank, National Association as the Rights Agent under the Rights Agreement (the “Rights Agent”);

WHEREAS, pursuant to Section 21 of the Rights Agreement, the Company and the Rights Agent desire to formally appoint the Rights Agent, effective as of the date of this Amendment;

WHEREAS, the Company desires to amend the Rights Agreement to change the address for notices under the Rights Agreement and to provide for other changes recommended by the Rights Agent;

WHEREAS, the Company desires to increase the threshold percentage of ownership that would result in a person or group being an Acquiring Person from 20% to 25%; and

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent have agreed to amend the Rights Agreement to effect such changes;

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree to amend the Rights Agreement as follows:

1. Amendment of Section 1(a). Section 1(a) of the Rights Agreement pertaining to the definition of “Acquiring Person” is amended and restated as follows:

(a) ”Acquiring Person” shall mean any Person, who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 25% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 25% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 25% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an Acquiring Person unless upon becoming the Beneficial Owner of such additional Common Shares of the Company such Person does not beneficially own 25% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, (i) if the Company’s Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the Common Shares that would otherwise cause such Person to be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), or (B) such Person was aware of the extent of the Common Shares it beneficially owned but had no actual knowledge of the consequences of such beneficial ownership under this Agreement) and without any intention of changing or influencing control of the Company, and if such Person divested or divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement including, without limitation Section 1(gg) hereof; and (ii) if, as of the date hereof, any Person is the Beneficial Owner of 25% or more of the Common Shares outstanding, such Person shall not be or become an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), unless and until such time as such Person shall become the Beneficial Owner of additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person is not then the Beneficial Owner of 25% or more of the Common Shares then outstanding.

2. Amendment of Section 5. Section 5 of the Rights Agreement is amended and restated as follows:

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or any Vice President, either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof. Rights Certificates shall be countersigned by the Rights Agent manually or by facsimile signature and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates on behalf of the Company had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

3. Amendment of Section 8. Section 8 of the Rights Agreement is amended and restated as follows:

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

4. Amendment of Section 26. Section 26 of the Rights Agreement pertaining to “Notices” is amended and restated as follows:

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Natus Medical Incorporated

1501 Industrial Road

San Carlos, California 94070

Attention: Chief Executive Officer

with a copy to:

Fenwick & West LLP

801 California St.

Mountain View, California 94041

Attention: Daniel J. Winnike, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, National Association

c/o Wells Fargo Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

Attn: Natus Medical Incorporated Account Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

5. Amendment of Exhibit B of the Rights Agreement. Exhibit B of the Rights Agreement is amended and restated as set forth in Exhibit B hereto.

6. Amendment of Exhibit C of the Rights Agreement. Exhibit C of the Rights Agreement is amended and restated as set forth in Exhibit C hereto.

7. Remaining Provisions. Except as expressly amended by this Amendment, all provisions of the Rights Agreement shall remain in full force and effect.

8. Notices. Notices or demands authorized by this Amendment to be given or made by the Rights Agent to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Natus Medical Incorporated

1501 Industrial Road

San Carlos, California 94070

Attention: Chief Executive Officer

with a copy to:

Fenwick & West LLP

801 California Street

Mountain View, California 94041

Attention: Daniel J. Winnike, Esq.

Any notice or demand authorized by this Amendment to be given or made by the Company to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, National Association

c/o Wells Fargo Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

Attn: Natus Medical Incorporated Account Manager

9. Benefits of this Amendment. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim pursuant to this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

10. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

11. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

12. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13. Facsimile Signatures. This Amendment may be executed and delivered by facsimile or by email in portable document format (.pdf) and upon delivery of the signature by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

14. Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

“COMPANY”	NATUS MEDICAL INCORPORATED

	By:	/s/ James B. Hawkins
James B. Hawkins
President and Chief Executive Officer

“RIGHTS AGENT”	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Peggy J. Sime
	Name:	Peggy J. Sime
	Title:	Assistant Vice President

EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE EARLIER OF (i) OCTOBER 11, 2012, (ii) THE DATE TERMINATED BY THE COMPANY OR (iii) THE DATE THE COMPANY EXCHANGES THE RIGHTS PURSUANT TO THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH RIGHTS AGREEMENT.]*

RIGHTS CERTIFICATE

NATUS MEDICAL INCORPORATED

This certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement originally dated as of September 4, 2002 and amended and restated as of October 8, 2002, as amended by that certain Amendment No. 1 dated as of February 14, 2003, that certain Amendment No. 2 dated as of March 15, 2005 and that certain Amendment No. 3 dated as of August 17, 2006 (collectively the “Rights Agreement”), between Natus Medical Incorporated, a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on October 11, 2012 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth (0.001) of a fully paid and non-assessable share of Series A Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at an Exercise Price of $23.00 per one-thousandth (0.001) of a Preferred Share (the “Exercise Price”), upon presentation and surrender of

*	The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceding sentence.

this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one-thousandths (0.001) of a Preferred Share which may be purchased upon exercise hereof) set forth above are the number and Exercise Price as of October 11, 2002 based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Exercise Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right or (ii) may be exchanged by the Company in whole or in part for Common Shares, substantially equivalent rights or other consideration as determined by the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate amount of securities as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractional portion of less than one one-thousandth (0.001) of a Preferred Share will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     ,             .

ATTEST:	NATUS MEDICAL INCORPORATED

By:
Secretary	Its:

Countersigned:

Wells Fargo Bank, National Association as Rights Agent

By:
Its:

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED                                                                               hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                     ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                    ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Form of Reverse Side of Rights Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To:

The undersigned hereby irrevocably elects to exercise                                                               Rights represented by this Rights Certificate to purchase the number of one-thousandths (0.001) of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths (0.001) of a Preferred Share issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:                                               ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                                               ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Form of Reverse Side of Rights Certificate — continued

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

STOCKHOLDER RIGHTS PLAN

NATUS MEDICAL INCORPORATED

Summary of Rights

Distribution and Transfer of Rights; Rights Certificate:	The Board of Directors has declared a dividend of one Right for each share of common stock of Natus Medical Incorporated (the “Company”) outstanding. Prior to the Distribution Date referred to below, the Rights will be evidenced by and trade with the certificates for the Common Stock. After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders and the Rights will become transferable apart from the common stock.

Distribution Date:	Rights will separate from the common stock and become exercisable following (a) the tenth business day (or such later date as may be determined by the Company’s Board of Directors) after public announcement that a person or group has acquired beneficial ownership of 25% or more of the Company’s common stock (the “Shares Acquisition Date”) or (b) the tenth business day (or such later date as may be determined by the Company’s Board of Directors) after a person or group announces a tender or exchange offer, the consummation of which would result in ownership by a person or group of 25% or more of the Company’s common stock.

Preferred Stock Purchasable Upon Exercise of Rights:	After the Distribution Date, each Right will entitle the holder to purchase for $23.00 (the “Exercise Price”), one one-thousandth of a share of the Company’s Series A Preferred Stock with economic terms similar to that of one share of the Company’s common stock.

Flip-In:	If an acquirer (an “Acquiring Person”) obtains 25% or more of the Company’s common stock, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the

Exercise Price, a number of shares of the Company’s common stock having a then-current market value of twice the Exercise Price.

Flip-Over:	If, after an Acquiring Person obtains 25% or more of the Company’s common stock, (a) the Company merges into another entity, (b) an acquiring entity merges into the Company or (c) the Company sells more than 50% of the Company’s assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock of the person engaging in the transaction having a then current market value of twice the Exercise Price.

Exchange Provision:	At any time after the date on which an Acquiring Person obtains 25% or more of the Company’s common stock and prior to the acquisition by the Acquiring Person of 50% of the outstanding common stock, a majority of the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, for shares of common stock of the Company at an exchange ratio of one share of common stock per Right (subject to adjustment).

Redemption of the Rights:	Rights will be redeemable at the Company’s option for $0.001 per Right at any time on or prior to the fifth day (or such later date as may be determined by the Company’s Board of Directors) after public announcement that a Person has acquired beneficial ownership of 25% or more of the Company’s common stock.

Expiration of the Rights:	The Rights expire on the earliest of (a) October 11, 2012 or (b) exchange or redemption of the Rights as described above.

Amendment of Terms of Rights:	The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person).

Voting Rights:	Rights will not have any voting rights.

Anti-Dilution Provisions:	Rights will have the benefit of certain customary anti-dilution provisions.

Taxes:	The Rights distribution should not be taxable for federal income tax purposes. However, following an event which renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.